UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

IGI Laboratories, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2016, Teligent, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the third quarter ended September 30, 2016 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will conduct a conference call to review its financial results on October 27, 2016, at 4:30 p.m., Eastern Time.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Report:

Exhibit No.	Description
99.1	Press release of Teligent, Inc. dated October 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELIGENT, INC.

	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer

Date: October 27, 2016